                                                                    Exhibit 99.8


(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB2

                                  (SURF LOGO)


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                AUGUST [18], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

PC TapeCrack

                                      fico

                                                                               MASTER &  SCHED
                                    % OF    GROSS  GROSS    GROSS     GROSS    SUB SERV   REM    REM   ORIG  INITIAL  PERIODIC
           COUNT         BALANCE   BALANCE   RATE  MARGIN  LIFECAP  LIFEFLOOR    FEES    TERM   AMORT  TERM    CAP       CAP
--------------------------------------------------------------------------------------------------------------------------------
493 - 500
501 - 510
511 - 520
521 - 530
531 - 540
541 - 550
551 - 560
561 - 570
571 - 580
581 - 590
591 - 600
601 - 610
611 - 620    12         2,888,815   0.86    6.796  6.873   13.735     6.735      0.58     355    355    360   2.829     1.500
621 - 630   115        22,836,696   6.80    6.733  6.282   13.340     6.528      0.58     353    354    359   2.872     1.351
631 - 640    91        17,100,105   5.09    6.806  6.181   13.313     6.489      0.58     351    352    357   2.810     1.314
641 - 650   125        24,516,948   7.30    6.694  5.483   13.035     5.729      0.58     353    353    358   3.046     1.282
651 - 660   142        24,903,929   7.42    6.853  5.743   13.205     6.136      0.58     350    352    356   2.994     1.277
661 - 670   202        41,096,573   12.24   6.825  5.822   13.060     6.271      0.58     353    354    358   3.046     1.196
671 - 680   166        32,395,956   9.65    6.853  6.252   13.225     6.660      0.58     351    351    356   2.832     1.248
681 - 690   185        34,316,437   10.22   6.812  5.681   12.938     6.124      0.58     351    352    356   3.049     1.197
691 - 700   147        30,150,198   8.98    6.565  5.773   12.818     6.238      0.58     354    354    359   2.899     1.194
701 - 710   107        22,602,864   6.73    6.519  5.813   12.719     6.129      0.58     351    351    357   3.003     1.168
711 - 720   100        21,413,259   6.38    6.644  5.837   12.879     6.133      0.58     355    355    360   2.997     1.231
721 - 730    83        16,590,557   4.94    6.820  5.575   12.821     5.949      0.58     350    352    355   3.246     1.126
731 - 740    69        13,796,627   4.11    6.557  5.428   12.749     5.988      0.58     353    354    358   2.865     1.188
741 - 750    43         9,700,999   2.89    6.336  5.247   12.394     5.644      0.58     352    354    357   2.911     1.151
751 - 760    40         8,484,787   2.53    6.762  5.542   12.823     5.988      0.58     349    355    355   3.085     1.113
761 - 770    22         3,634,914   1.08    6.628  5.009   12.382     5.352      0.58     354    354    360   3.129     1.177
771 - 780    15         3,552,600   1.06    6.535  4.498   12.272     4.874      0.58     350    350    355   2.913     1.078
781 - 790    13         1,851,517   0.55    6.760  4.397   12.460     4.487      0.58     318    332    323   4.061     1.000
791 - 800    11         2,657,087   0.79    6.390  5.122   12.244     5.298      0.58     355    355    360   2.739     1.061
801 - 810    9          1,134,706   0.34    6.619  5.302   12.378     5.493      0.58     355    355    360   3.220     1.246
811 - 813
--------------------------------------------------------------------------------------------------------------------------------
                  $335,625,574.19

                   MONTH
                  TO NEXT  PROVIDED  KNOWN
           COUNT    ADJ      LTV     FICOS  AVG BALANCE  LTV>80W/MI
-------------------------------------------------------------------
493 - 500
501 - 510
511 - 520
521 - 530
531 - 540
541 - 550
551 - 560
561 - 570
571 - 580
581 - 590
591 - 600
601 - 610
611 - 620    12      21     73.45     620     240,735        0.00
621 - 630   115      21     76.45     626     198,580        0.73
631 - 640    91      21     76.10     636     187,913        0.31
641 - 650   125      25     77.47     645     196,136        0.00
651 - 660   142      26     79.86     656     175,380        9.14
661 - 670   202      26     83.14     666     203,448       42.72
671 - 680   166      22     83.95     675     195,156       49.23
681 - 690   185      25     84.81     685     185,494       49.60
691 - 700   147      23     83.93     696     205,103       46.74
701 - 710   107      24     83.15     705     211,242       51.01
711 - 720   100      24     83.83     715     214,133       48.39
721 - 730    83      29     84.15     725     199,886       52.52
731 - 740    69      24     84.46     736     199,951       48.49
741 - 750    43      26     79.12     745     225,605       34.10
751 - 760    40      25     84.58     756     212,120       49.32
761 - 770    22      32     82.84     765     165,223       41.42
771 - 780    15      23     82.95     777     236,840       31.78
781 - 790    13      40     85.33     785     142,424       37.03
791 - 800    11      22     82.54     795     241,553       33.74
801 - 810    9       31     86.27     804     126,078       57.89
811 - 813
-------------------------------------------------------------------



Portfolio->rfcarm                    Page 1